                               SECURITY AGREEMENT

     THIS  SECURITY  AGREEMENT,  dated as of February  14, 2007,  between  NEDAK
Ethanol, LLC, a Nebraska limited liability company ("Borrower"), and Farm Credit
Services of Grand Forks, FLCA ("Lender").

                                    Recitals:

     A. Borrower has entered into a Master Credit Agreement dated as of the date hereof (together with the "Supplements" defined therein, and as further amended, supplemented  and in effect  from time to time,  the  "Credit  Agreement")  with
Lender,  pursuant to which Lender, subject to the terms and conditions contained therein, is to make loans to Borrower; and

     B. It is a condition  precedent  to  Lender's  making any Loans to Borrower
that   Borrower   execute  and  deliver  to  Lender  a  security   agreement  in
substantially the form hereof; and

     C. Borrower wishes to grant security interests in favor of Lender as herein provided.

                                   Agreement:

     In  consideration  of the  promises  herein and for other good and valuable consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,
Borrower and Lender agree as follows:

     1. Definitions. All capitalized terms which are not defined herein have the meanings provided for in the Credit  Agreement.  The term "State" as used herein means the State of North  Dakota.  All terms defined in Article 9 of the Uniform
Commercial  Code of the State and used  herein  shall have the same  meanings as specified therein. The term "Event of Default" as used herein means any Event of
Default  described or listed in the Credit  Agreement,  including the failure of
Borrower to pay or perform any of the  Obligations as and when due to be paid or performed.

     2. Grant of Security Interest.  Borrower hereby grants to Lender, to secure the  payment  and  performance  in full of all of the  Obligations,  a  security interest in, and pledges and assigns to Lender, the following properties, assets and  rights of  Borrower,  wherever  located,  whether  now  owned or  hereafter acquired or arising,  and all proceeds  (including  casualty insurance proceeds)
and   products   thereof  (all  of  the  same  being   hereinafter   called  the
"Collateral"):  all  personal  and  fixture  property  of every  kind and nature including without limitation all goods (including  inventory,  equipment and any
accessions  thereto),   instruments  (including  notes),   documents,   accounts
(including health-care-insurance  receivables),  chattel paper (whether tangible or electronic),  deposit accounts,  letter-of-credit  rights (whether or not the letter of credit is evidenced by a writing),  commercial tort claims, securities and all other

investment property, supporting obligations, any other contract rights or rights to the  payment  of  money  (including  without  limitation  all  United  States
Department of Agriculture  payments and Commodity  Credit  Corporation  payments such as payments  related to the bioenergy  program  described at 7 C.F.R.  Part
1424), including without limitation all Material Contracts, insurance claims and
proceeds,   tort  claims,  and  all  general  intangibles   including,   without
limitation, all payment intangibles,  patents, patent applications,  trademarks,
trademark  applications,   trade  names,  copyrights,   copyright  applications,
software, engineering drawings, service marks, customer lists, goodwill, and all licenses,  permits,  agreements of any kind or nature pursuant to which Borrower possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of Borrower,  and all recorded data of any kind or nature,  regardless  of the medium of recording  including,  without limitation, all software, writings, plans, specifications and schematics.

     3. Authorization to File Financing Statements.  Borrower hereby irrevocably authorizes  Lender  at any  time and  from  time to time to file in any  Uniform
Commercial Code  jurisdiction  any initial  financing  statements and amendments thereto that (a) indicate the  Collateral (i) as all assets of Borrower or words of similar effect,  regardless of whether any particular  asset comprised in the
Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction,  or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by Article 9 of the  Uniform  Commercial  Code  of the  State  or any  other  state  for  the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization,  the type of organization and any organization  identification number issued to Borrower and, (ii) in the case of a financing  statement filed as a fixture filing or indicating  Collateral as as-extracted  collateral or timber to be cut, a sufficient  description  of real property to which the Collateral  relates.  Borrower  agrees to furnish any such information  to  Lender  promptly  upon  request.  Borrower  also  ratifies  its
authorization  for  Lender  to  have  filed  in  any  Uniform   Commercial  Code
jurisdiction  any like initial  financing  statements or  amendments  thereto if filed prior to the date hereof.

     4. Other Actions.  Further to insure the  attachment,  perfection and first priority of, and the ability of Lender to enforce, Lender's security interest in the Collateral, Borrower agrees, in each case at Borrower's own expense, to take the following actions with respect to the following Collateral:

          4.01.  Notes and Tangible Chattel Paper. If Borrower at any time holds or acquires any notes or tangible  chattel  paper,  Borrower will forthwith endorse,  assign  and  deliver  the  same to  Lender,  accompanied  by such instruments of transfer or assignment  duly executed in blank as Lender may from time to time specify.

          4.02. Deposit Accounts.  For each deposit account that Borrower at any time opens or maintains,  Borrower  will,  at Lender's  request and option, pursuant to an  agreement  in form and  substance  satisfactory  to Lender, either  (a) cause the  depositary  bank to agree to comply at any time with instructions  from Lender to such depositary

     bank directing the  disposition of funds from time to time credited to such deposit  account,  without further consent of Borrower,  or (b) arrange for
     Lender to become the  customer of the  depositary  bank with respect to the deposit account,  with Borrower being  permitted,  only with the consent of
     Lender, to exercise rights to withdraw funds from such deposit account. The provisions of this paragraph do not apply to any deposit  account for which
     Borrower,  the  depositary  bank  and  Lender  have  entered  into  a  cash collateral  agreement specially  negotiated among Borrower,  the depositary bank and Lender for the specific purpose set forth therein.

          4.03.  Investment Property.  If Borrower at any time holds or acquires any certificated  securities,  Borrower will forthwith endorse,  assign and deliver the same to Lender,  accompanied by such instruments of transfer or assignment  duly executed in blank as Lender may from time to time specify.
     If any securities now or hereafter  acquired by Borrower are uncertificated and are issued to Borrower or its nominee  directly by the issuer  thereof,
     Borrower will  immediately  notify Lender thereof and, at Lender's  request and option,  pursuant to an agreement in form and substance satisfactory to
     Lender,  either (a) cause the issuer to agree to comply  with  instructions from Lender as to such  securities,  without further consent of Borrower or such nominee,  or (b) arrange for Lender to become the registered  owner of the securities. If any securities,  whether certificated or uncertificated, or other investment property now or hereafter acquired by Borrower are held by Borrower or its nominee  through a securities  intermediary or commodity intermediary,  Borrower  will  immediately  notify  Lender  thereof and, at
     Lender's request and option, pursuant to an agreement in form and substance satisfactory to Lender,  either (i) cause such  securities  intermediary or
     (as the case  may be)  commodity  intermediary  to  agree  to  comply  with entitlement  orders or other  instructions  from Lender to such  securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value  distributed  on account  of any  commodity contract as directed by Lender to such commodity intermediary, in each case without further consent of Borrower or such nominee, or (ii) in the case of financial  assets or other  investment  property  held through a securities intermediary,  arrange  for Lender to become the  entitlement  holder  with respect to such investment  property,  with Borrower being permitted,  only with the  consent of Lender,  to exercise  rights to withdraw or  otherwise deal with such investment property.  The provisions of this paragraph shall not apply to any  financial  assets  credited to a  securities  account for which Lender is the securities intermediary.

          4.04.  Collateral in the  Possession of a Bailee.  If any goods are at any time in the  possession  of a bailee,  Borrower  will  promptly  notify
     Lender  thereof  and,  if  requested  by Lender,  will  promptly  obtain an acknowledgment  from the  bailee,  in form and  substance  satisfactory  to
     Lender, that the bailee holds such Collateral for the benefit of Lender and will act upon the  instructions  of Lender,  without the further consent of
     Borrower.

          4.05.  Electronic Chattel Paper and Transferable  Records. If Borrower
     at any time holds or acquires an interest in any  electronic  chattel paper or any "transferable

     record," as that term is defined in Section  201 of the Federal  Electronic
     Signatures  in Global and  National  Commerce  Act, or in Section 16 of the
     Uniform   Electronic   Transactions  Act  as  in  effect  in  any  relevant
     jurisdiction,  Borrower  will promptly  notify  Lender  thereof and, at the request of Lender,  will take such action as Lender may reasonably  request to vest control in Lender,  under Section  9-105 of the Uniform  Commercial
     Code, of such electronic  chattel paper or control under Section 201 of the
     Federal  Electronic  Signatures in Global and National  Commerce Act or, as
     the case may be, Section 16 of the Uniform Electronic  Transactions Act, as
     so in effect in such  jurisdiction,  of such  transferable  record.  Lender agrees  with  Borrower  that Lender will  arrange,  pursuant to  procedures satisfactory  to Lender and so long as such  procedures  will not result in
     Lender's  loss  of  control,  for  Borrower  to  make  alterations  to  the electronic chattel paper or transferable record permitted under UCC Section
     9-105  or,  as the  case  may be,  Section  201 of the  Federal  Electronic
     Signatures in Global and National Commerce Act or Section 16 of the Uniform
     Electronic  Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Borrower with respect to such electronic chattel paper or transferable record.

          4.06.   Letter-of-Credit   Rights.  If  Borrower  is  at  any  time  a
     beneficiary  under a letter of credit now or  hereafter  issued in favor of
     Borrower,  Borrower will promptly notify Lender thereof and, at the request and option of Lender,  Borrower will,  pursuant to an agreement in form and substance satisfactory to Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing  under the letter of credit or (ii) arrange for
     Lender to become the transferee beneficiary of the letter of credit.

          4.07 Commercial Tort Claims. If Borrower at any time holds or acquires a commercial  tort claim,  Borrower  will  immediately  notify  Lender in a writing signed by Borrower of the brief details thereof and grant to Lender in such writing a security  interest  therein and in the proceeds  thereof, all upon the terms of this  Agreement,  with such writing to be in form and substance satisfactory to Lender.

          4.08 Other  Actions  as to any and all  Collateral.  Borrower  further agrees to take any other  action  reasonably  requested by Lender to insure the attachment, perfection and first priority of, and the ability of Lender to enforce,  Lender's  security  interest in any and all of the  Collateral
     including,  without  limitation,  (a)  executing,   delivering  and,  where
     appropriate,  filing financing  statements and amendments  relating thereto under the Uniform Commercial Code, (b) causing Lender's name to be noted as secured  party  on any  certificate  of  title  for a  titled  good if such notation is a  condition  to  attachment,  perfection  or  priority  of, or
     ability  of  Lender  to  enforce,   Lender's   security  interest  in  such
     Collateral, (c) complying with any provision of any statute,  regulation or treaty of the United States as to any  Collateral  if compliance  with such provision  is a condition  to  attachment,  perfection  or priority  of, or
     ability  of  Lender  to  enforce,   Lender's   security  interest  in  such
     Collateral,  (d) obtaining  governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other  person

     obligated  on  Collateral,   (e)  obtaining  waivers  from  mortgagees  and
     landlords in form and substance  satisfactory  to Lender and (f) taking all actions required by any earlier versions of the Uniform  Commercial Code or by other  law,  as  applicable  in any  relevant  Uniform  Commercial  Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

     5. Relation to Other Security  Documents.  The provisions of this Agreement supplement the  provisions of any real estate  mortgage or deed of trust granted by Borrower to Lender and  securing  the  payment or  performance  of any of the
Obligations. Nothing contained in any such real estate mortgage or deed of trust derogates from any of the rights or remedies of Lender hereunder.

     6.  Representations  and  Warranties  Concerning  Borrower's  Legal Status.
Borrower  represents  and warrants to Lender as follows:  (a)  Borrower's  exact legal name is that  indicated on the  signature  page hereof,  (b) Borrower is a limited liability company organized under the laws of the State of Nebraska, (c)
Borrower's  organizational  identification number is N/A, (d) Borrower's federal taxpayer  identification  number  is  20-0568230  and (e)  Borrower's  place  of business,  chief executive office, as well as mailing address is 87590 Hillcrest
Road,  PO Box 391,  Atkinson,  NE  68713.  Borrower  hereby  certifies  that the
Taxpayer  Identification  Number  shown in this  Section 6 is  correct  and that
Borrower is not subject to backup  withholding  either because it is exempt, has not been  notified  that it is subject to backup  withholding  due to failure of reporting interest or dividends, or the Internal Revenue Service has notified it that it is no longer subject to backup  withholding.  Borrower is a U.S.  person
(including U.S. resident alien).

     7. Covenants  Concerning  Borrower's Legal Status.  Borrower covenants with
Lender as follows:  (a) without  providing at least 30 days prior written notice to Lender,  Borrower will not change its name, its place of business or, if more than one,  chief  executive  office,  or its mailing  address or  organizational identification  number  if it  has  one,  (b)  if  Borrower  does  not  have  an organizational  identification  number  and later  obtains  one,  Borrower  will forthwith notify Lender of such  organizational  identification  number, and (c)
Borrower will not change its type of organization,  jurisdiction of organization or other legal structure.

     8.  Representations  and Warranties  Concerning  Collateral,  Etc. Borrower
further represents and warrants to Lender as follows:  (a) Borrower is the owner of the  Collateral,  free from any  adverse  lien,  security  interest  or other encumbrance,  except for the security  interest  created by this  Agreement  and other liens permitted by the Credit Agreement, (b) to the extent that any of the
Collateral  constitutes,  or is the proceeds  of, "farm  products" as defined in
Section  9-102(a)(34)  of the Uniform  Commercial Code of the State or any other relevant  state,  Borrower has taken all required  acts to ensure that  Lender's security interest in such Collateral is first and prior, (c) none of the account debtors or other persons  obligated on any of the  Collateral is a  governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such  Collateral,  (d) Borrower  holds no commercial  tort claim,  and (e) Borrower has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards
Act, as amended, and with all applicable

provisions of federal,  state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

     9. Covenants  Concerning  Collateral,  Etc. Borrower further covenants with
Lender as follows:  (a) the  Collateral,  to the extent not  delivered to Lender pursuant  to Section  4, will be kept at the  address  of Real  Estate  which is subject to the Mortgage and Borrower  will not remove the  Collateral  from such locations,  without  providing at least 30 days prior written  notice to Lender,
(b) except for the security  interest  herein granted and liens permitted by the
Credit  Agreement,  Borrower will be the owner of the  Collateral  free from any lien, security interest or other encumbrance,  and Borrower will defend the same against all claims and demands of all persons at any time  claiming  the same or any interests therein adverse to Lender, (c) Borrower will not pledge,  mortgage or create,  or suffer to exist a security interest in the Collateral in favor of any person other than Lender except for liens permitted by the Credit Agreement,
(d) Borrower will keep the  Collateral in good order and repair and will not use the same in violation of law or any policy of  insurance  thereon,  (e) Borrower will permit Lender, or its designee, to inspect the Collateral at any reasonable time,  wherever  located,  (f) Borrower  will pay  promptly  when due all taxes, assessments,  governmental charges and levies upon the Collateral or incurred in connection  with  the  use or  operation  of  such  Collateral  or  incurred  in connection  with this  Agreement,  (g)  Borrower  will  operate its  business in compliance  with all applicable  provisions of the federal Fair Labor  Standards
Act, as amended, and with all applicable provisions of federal,  state and local statutes and ordinances dealing with the control,  shipment, storage or disposal of  hazardous  materials  or  substances,  and (h)  Borrower  will  not  sell or otherwise dispose,  or offer to sell or otherwise dispose,  of the Collateral or any interest  therein  except for (i) sales of inventory and licenses of general intangibles  in the  ordinary  course  of  business  and  (ii)  sales  or  other dispositions  of  obsolescent  items of  equipment  in the  ordinary  course  of business consistent with past practices and permitted by the Credit Agreement.

     10. Insurance.

          10.01.   Maintenance   of  Insurance.   Borrower  will  maintain  with
     financially  sound and  reputable  insurers  insurance  with respect to its properties and business against such casualties and  contingencies as shall be in accordance  with general  practices of businesses  engaged in similar activities in similar  geographic  areas.  Such insurance  shall be in such minimum  amounts  that  Borrower  will  not be  deemed a  co-insurer  under applicable insurance laws,  regulations and policies and otherwise shall be in such  amounts,  contain  such  terms,  be in such  forms and be for such periods as may be reasonably  satisfactory to Lender. In addition, all such insurance  shall be payable to Lender as lender loss payee under a standard lender loss payee clause. Without limiting the foregoing, Borrower will (i)
     keep all of its physical  property insured with casualty or physical hazard insurance  on  an  "all  risks"  basis,  with  electronic  data  processing coverage,  with a full  replacement cost endorsement and in an amount equal to 100% of the full  replacement  cost of such property,  (ii) maintain all such workers'  compensation or similar  insurance as may be required by law and  (iii)  maintain,  in  amounts  and  with  deductibles  equal  to those generally maintained by businesses engaged in similar activities in similar geographic  areas,  general public  liability  insurance  against claims of bodily  injury,  death or property  damage  occurring,  on, in or about the properties  of  Borrower;  business  interruption  insurance;  and  product liability insurance.

          10.02.  Insurance Proceeds.  The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights,  if any, of other  parties  with a prior  interest in the  property covered thereby, (i) so long as no Default or Event of Default has occurred and is  continuing  and to the extent  that the amount of such  proceeds is less than  $25,000,  be  disbursed to Borrower  for direct  application  by
     Borrower  solely to the repair or  replacement  of  Borrower's  property so damaged or destroyed and (ii) in all other circumstances, be held by Lender as cash  collateral  for the  Obligations.  Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral,  upon  such  terms and  conditions  as  Lender  may  reasonably prescribe,  for  direct  application  by  Borrower  solely to the repair or replacement of Borrower's  property so damaged or destroyed,  or Lender may apply  all or any  part  of  such  proceeds  to the  Obligations  with  the
     Commitments (if not then terminated) being reduced by the amount so applied to the Obligations.

          10.03.  Notice of  Cancellation,  etc. All policies of insurance  will provide for at least 30 days prior written  cancellation  notice to Lender.
     In the event of failure by Borrower to provide and  maintain  insurance  as herein  provided,  Lender may, at its option,  provide such  insurance  and charge the amount  thereof to Borrower.  Borrower will furnish  Lender with certificates  of insurance and copies policies  evidencing  compliance with the foregoing insurance provision.

     11. Collateral Protection Expenses; Preservation of Collateral.

          11.01.  Expenses  Incurred by Lender.  In its  discretion,  Lender may discharge taxes and other  encumbrances at any time levied or placed on any of the Collateral,  make repairs thereto and pay any necessary  filing fees or, if the debtor fails to do so,  insurance  premiums.  Borrower agrees to reimburse Lender on demand for any and all expenditures so made. Lender has no  obligation  to Borrower to make any such  expenditures,  and the making thereof will not relieve Borrower of any default.

          11.02.  Lender's  Obligations  and  Duties.  Anything  herein  to  the contrary  notwithstanding,  Borrower will remain liable under each contract or  agreement  comprised in the  Collateral  to be observed or performed by
     Borrower  thereunder.  Lender  shall not have any  obligation  or liability under any such  contract or  agreement  by reason of or arising out of this
     Agreement  or the receipt by Lender of any  payment  relating to any of the
     Collateral,  nor shall  Lender be obligated in any manner to perform any of the  obligations  of Borrower  under or  pursuant  to any such  contract or agreement,  to make inquiry as to the nature or  sufficiency of any payment received by Lender in respect of the Collateral or as to the sufficiency of any  performance  by any party  under any such  contract or  agreement,  to present or file any claim, to take any action to enforce any performance or to collect  the  payment of any  amounts  which may have been  assigned  to
     Lender or to which  Lender may be entitled  at any time or times.  Lender's sole  duty  with

     respect to the  custody,  safe  keeping and  physical  preservation  of the
     Collateral in its possession, under Section 9-207 of the Uniform Commercial
     Code of the State or otherwise, is to deal with such Collateral in the same manner as Lender deals with similar property for its own account.

     12. Securities and Deposits. Lender may at any time at its option, transfer to itself or any nominee any  securities  constituting  Collateral,  receive any income thereon and hold such income as additional  Collateral or apply it to the
Obligations. Whether or not any Obligations are due, Lender may demand, sue for, collect,  or make any  settlement or compromise  which it deems  desirable  with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Lender to Borrower  may at any time be applied to or set off against any of the Obligations then due and owing.

     13.  Notification  to  Account  Debtors  and  Other  Persons  Obligated  on
Collateral.  If a Default or an Event of Default has occurred and is continuing,
Borrower  will,  at the  request of Lender,  notify  account  debtors  and other persons obligated on any of the Collateral of the security interest of Lender in any account,  chattel paper, general intangible,  instrument or other Collateral and that payment  thereof is to be made  directly to Lender or to any  financial institution  designated  by Lender as Lender's  agent  therefor,  and Lender may itself,  if a Default  or an Event of Default  has  occurred  and is  continuing beyond the  applicable  cure period,  if any,  without  notice to or demand upon
Borrower,  so notify account debtors and other persons  obligated on Collateral.
After  the  making  of such a request  or the  giving of any such  notification,
Borrower  will hold any  proceeds of  collection  of  accounts,  chattel  paper, general  intangibles,  instruments and other Collateral  received by Borrower as trustee for Lender without commingling the same with other funds of Borrower and will turn the same over to Lender in the identical form received,  together with any necessary  endorsements  or  assignments.  Lender will apply the proceeds of collection of accounts,  chattel paper,  general  intangibles,  instruments  and other  Collateral  received by Lender to the  Obligations,  such  proceeds to be immediately  entered after final payment in cash or other immediately  available funds of the items giving rise to them.

     14. Power of Attorney.

          14.01.  Appointment and Powers of Lender.  Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution,  as its true and lawful  attorneys-in-fact with full irrevocable  power and  authority  in the place and stead of Borrower or in
     Lender's  own  name,  for the  purpose  of  carrying  out the terms of this
     Agreement,  to take any and all  appropriate  action and to execute any and all  documents  and  instruments  that may be  necessary  or  desirable  to accomplish  the  purposes  of this  Agreement  and,  without  limiting  the generality  of the  foregoing,  hereby gives said  attorneys  the power and right, on behalf of Borrower,  without notice to or assent by Borrower,  to do the following:

          (a) upon the  occurrence  and  during the  continuance  of an Event of
     Default  beyond the  applicable  cure  period,  if any,  generally to sell, transfer, pledge, make any

     agreement  with respect to or otherwise  deal with any of the Collateral in such manner as is consistent with the Uniform  Commercial Code of the State and as fully  and  completely  as though  Lender  were the  absolute  owner thereof for all purposes,  and to do at Borrower's expense, at any time, or from time to time,  all acts and things  which  Lender  deems  necessary to protect,  preserve or realize upon the  Collateral  and  Lender's  security interest therein,  in order to effect the intent of this Agreement,  all as fully and effectively as Borrower might do, including,  without limitation,
     (i) the filing and  prosecuting of registration  and transfer  applications with the appropriate  federal or local agencies or authorities with respect to trademarks,  copyrights and  patentable  inventions and processes,  (ii)
     upon written notice to Borrower, the exercise of voting rights with respect to voting securities,  which rights may be exercised,  if Lender so elects, with a view to causing the liquidation in a commercially  reasonable manner of assets of the  issuer of any such  securities  and (iii) the  execution, delivery and recording, in connection with any sale or other disposition of any Collateral,  of the  endorsements,  assignments or other instruments of conveyance or transfer with respect to such Collateral; and

          (b) to the extent that Borrower's  authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without  Borrower's  signature,  or a  photocopy  of this  Agreement  in substitution for a financing statement,  as Lender may deem appropriate and to execute  and/or file in Borrower's  name such  financing  statements and amendments thereto and continuation statements which may require Borrower's signature.

          14.02.  Ratification  by  Borrower.  To the extent  permitted  by law,
     Borrower hereby ratifies all that said attorneys lawfully do or cause to be done by virtue of this Agreement. This power of attorney is a power coupled with an interest and is irrevocable.

          14.03. No Duty on Lender. The powers conferred on Lender hereunder are solely to protect its  interests  in the  Collateral  and do not impose any duty upon it to exercise any such powers.  Lender will be accountable  only for the amounts  that it actually  receives as a result of the  exercise of such powers and neither it nor any of its officers, directors, employees or agents  shall be  responsible  to  Borrower  for any act or failure to act, except for Lender's own gross negligence or willful misconduct.

     15. Remedies.  If an Event of Default has occurred and continues beyond the applicable  cure period,  if any,  Lender may,  without notice to or demand upon
Borrower,  declare this Agreement to be in default,  and Lender shall thereafter have in any jurisdiction in which  enforcement  hereof is sought, in addition to all other rights and remedies,  the rights and remedies of a secured party under the  Uniform  Commercial  Code of the  State  or of any  jurisdiction  in  which
Collateral  is  located,  including,  without  limitation,  the  right  to  take possession  of the  Collateral,  and for  that  purpose  Lender  may,  so far as
Borrower  can give  authority  therefor,  enter upon any  premises  on which the
Collateral  may be  situated  and remove the same  therefrom.  Lender may in its discretion  require  Borrower to assemble all or any part of the  Collateral  at such location or locations  within the  jurisdictions  of  Borrower's  principal office(s) or at such other locations as Lender may reasonably designate.  Unless the Collateral is perishable or threatens to

decline  speedily  in value  or is of a type  customarily  sold on a  recognized market,  Lender will give to Borrower  at least 10 Business  Days prior  written notice of the time and place of any  public  sale of  Collateral  or of the time after which any private sale or any other  intended  disposition  is to be made.
Borrower hereby  acknowledges that 10 Business Days prior written notice of such sale or sales is reasonable  notice.  In addition,  Borrower  waives any and all rights that it may have to a judicial  hearing in advance of the  enforcement of any of Lender's  rights  hereunder,  including,  without  limitation,  its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

     16.  Standards for Exercising  Remedies.  To the extent that applicable law imposes  duties on Lender to  exercise  remedies  in a  commercially  reasonable
manner,   Borrower   acknowledges   and  agrees  that  it  is  not  commercially
unreasonable  for  Lender  (a) to  fail  to  incur  expenses  reasonably  deemed significant  by Lender to prepare  Collateral  for  disposition  or otherwise to complete raw material or work in process into finished  goods or other  finished products for disposition,  (b) to fail to obtain third party consents for access to  Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain  governmental  or third party  consents for the  collection or disposition  of  Collateral  to be  collected  or  disposed  of,  (c) to fail to exercise  collection remedies against account debtors or other persons obligated on  Collateral  or to remove  liens or  encumbrances  on or any  adverse  claims against Collateral,  (d) to exercise collection remedies against account debtors and other  persons  obligated  on  Collateral  directly  or  through  the use of
collection  agencies  and  other  collection   specialists,   (e)  to  advertise
dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized  nature,  (f) to contact other persons,  whether or not in the same business as Borrower,  for  expressions  of interest in acquiring all or any portion of the  Collateral,  (g) to hire one or more  professional  auctioneers  to assist  in the  disposition  of  Collateral, whether or not the  collateral  is of a  specialized  nature,  (h) to dispose of
Collateral by utilizing internet sites that provide for the auction of assets of the types included in the  Collateral or that have the reasonable  capability of doing so, or that match  buyers and sellers of assets,  (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit  enhancements to insure Lender against risks of loss,  collection  or  disposition  of  Collateral  or to provide to Lender a guaranteed  return from the collection or  disposition of Collateral,  or (l) to the extent  deemed  appropriate  by  Lender,  to obtain  the  services  of other brokers,  investment  bankers,  consultants  and other  professionals  to assist
Lender in the  collection  or  disposition  of any of the  Collateral.  Borrower acknowledges  that the purpose of this  Section 16 is to provide  non-exhaustive indications  of what actions or  omissions  by Lender would not be  commercially unreasonable  in Lender's  exercise of remedies  against the Collateral and that
other  actions  or  omissions  by  Lender  shall  not  be  deemed   commercially
unreasonable  solely on  account  of not being  indicated  in this  Section  16.
Without  limitation  upon the  foregoing,  nothing  contained in this Section 16 shall be  construed  to grant any rights to  Borrower or to impose any duties on
Lender  that would not have been  granted or  imposed  by this  Agreement  or by applicable law in the absence of this Section 16.

     17. No Waiver by Lender, etc. Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing  and signed by Lender.  No delay or  omission on the part of
Lender in  exercising  any right shall

operate  as a waiver  of such  right or any  other  right.  A waiver  on any one occasion  will not be construed as a bar to or waiver of any right on any future occasion.  All rights and remedies of Lender with respect to the  Obligations or the Collateral,  whether  evidenced hereby or by any other instrument or papers, will be cumulative and may be exercised singularly, alternatively,  successively or concurrently at such time or at such times as Lender deems expedient.

     18.  Suretyship  Waivers  by  Borrower.  Borrower  waives  demand,  notice, protest,  notice of acceptance of this Agreement,  notice of loans made,  credit extended,  Collateral  received or  delivered  or other action taken in reliance hereon and all other  demands and notices of any  description.  With  respect to both the Obligations and the  Collateral,  Borrower  assents to any extension or
postponement  of  the  time  of  payment  or  any  other   indulgence,   to  any
substitution, exchange or release of or failure to perfect any security interest in any Collateral,  to the addition or release of any party or person  primarily or  secondarily  liable,  to the acceptance of partial  payment  thereon and the settlement,  compromising or adjusting of any thereof, all in such manner and at such time or times as Lender may deem advisable.  Lender will have no duty as to the collection or protection of the Collateral or any income thereon,  nor as to the preservation of rights against prior parties,  nor as to the preservation of any rights  pertaining  thereto beyond the safe custody  thereof as set forth in
Section 11.02. Borrower further waives any and all other suretyship defenses.

     19.  Marshaling.  Lender  will not be  required  to marshal  any present or future collateral  security (including but not limited to this Agreement and the
Collateral)  for, or other  assurances of payment of, the  Obligations or any of them or to resort to such collateral  security or other assurances of payment in any  particular  order,  and all of its rights  hereunder and in respect of such collateral  security  and other  assurances  of payment  are  cumulative  and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Borrower hereby agrees that it will not invoke any law relating to the  marshalling  of  collateral  which  might  cause  delay  in or  impede  the enforcement  of  Lender's  rights  under  this  Agreement  or  under  any  other instrument  creating or evidencing any of the  Obligations or under which any of the  Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise  assured,  and, to the extent that it lawfully may,
Borrower hereby irrevocably waives the benefits of all such laws.

     20.  Proceeds of  Dispositions;  Expenses.  Borrower  will pay to Lender on
demand  any  and  all  expenses,   including  reasonable   attorneys'  fees  and
disbursements, incurred or paid by Lender in protecting, preserving or enforcing
Lender's  rights  under or in  respect of any of the  Obligations  or any of the
Collateral. After deducting all of said expenses, the residue of any proceeds of collection  or  sale of the  Obligations  or  Collateral  shall,  to the  extent actually  received in cash, be applied to the payment of the Obligations in such order or  preference  as Lender may  determine,  proper  allowance and provision being  made  for any  Obligations  not then  due.  Upon the  final  payment  and satisfaction  in full of all of the  Obligations  and after  making any payments required by Sections  9-608(a)(1)(C)  or 9-615(a)(3)  of the Uniform  Commercial
Code of the State, any excess shall be returned to Borrower,  and Borrower shall remain liable for any deficiency in the payment of the Obligations.

     21.  Overdue  Amounts.  Until paid, all amounts due and payable by Borrower hereunder are a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     22.  Governing  Law;  Consent  to  Jurisdiction.  THIS  AGREEMENT  SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH, THE LAWS OF THE STATE.  Borrower
agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State or any federal  court  sitting  therein and  consents to the non-exclusive  jurisdiction of such court.  Borrower hereby waives any objection that it may now or  hereafter  have to the  venue of any  such  suit or any such court or that such suit is brought in an inconvenient court.

     23.  Waiver of Jury Trial.  THE  PARTIES  WAIVE THEIR RIGHT TO A JURY TRIAL
WITH  RESPECT TO ANY ACTION OR CLAIM  ARISING OUT OF ANY  DISPUTE IN  CONNECTION
WITH THIS AGREEMENT,  ANY RIGHTS OR OBLIGATIONS  HEREUNDER OR THE PERFORMANCE OF
ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary,  punitive or consequential damages or any damages  other  than,  or in  addition  to,  actual  damages.  Borrower  (i)
certifies  that  neither  Lender nor any  representative,  agent or  attorney of
Lender has  represented,  expressly or otherwise,  that Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that,  in entering  into the Credit  Agreement  and the other loan  documents to which Lender is a party, Lender is relying upon, among other things, the waivers and certifications contained in this Section 23.

     24.  Miscellaneous.  The headings of each section of this Agreement are for convenience  only and shall not  define or limit the  provisions  thereof.  This
Agreement and all rights and obligations hereunder are binding upon Borrower and its respective  successors and assigns,  and will inure to the benefit of Lender and its  successors  and  assigns.  If any term of this  Agreement is held to be invalid, illegal or unenforceable,  the validity of all other terms hereof shall in no way be affected  thereby,  and this  Agreement  shall be construed  and be enforceable  as if such  invalid,  illegal  or  unenforceable  term had not been included herein. Borrower acknowledges receipt of a copy of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly  executed by their  respective  authorized  officers as of the day and year first above written.

                                  BORROWER:

                                  NEDAK ETHANOL, LLC

                                           By: /s/ Jerome Fagerland
                                              ----------------------------------
                                           Name:  Jerome Fagerland
                                           Title:  President and General Manager

                                           By: /s/ Everett Vogel
                                              ----------------------------------
                                           Name:  Everett Vogel
                                           Title:  Board Chairman

                                  LENDER:

                                  FARM CREDIT SERVICES OF GRAND FORKS, FLCA

                                           By:/s/ Dave DeVos
                                              ----------------------------------
                                           Name:  Dave DeVos
                                           Title: Vice President